Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt
Debt
Debt, which is not carried at fair value, consists of the following:

	December 31, 2011		December 31, 2010
	Carrying	Estimated	Carrying	Estimated
(In thousands)	Value	Fair Value	Value	Fair Value
Parent company1:
7½% Senior Notes due 2014	$106,438	$107,000	$156,438	$161,000
8 7/8% Senior Notes due 2015	N/A	N/A	177,015	179,000
4.25% Convertible Senior Notes due 2016	143,367	172,000	134,761	193,000
Subsidiary[2]:
Credit Facility Term Loan	321,750	321,000	N/A	N/A
Preceding Credit Facility	N/A	N/A	165,000	165,000
Other	924		928	900
Less current portion	(16,774)		(20,169)
Total long-term debt	$555,705		$613,973

[1]
The fair value of the parent company debt is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). See also Note 12 for discussion of fair value.

[2]
Credit facilities and other subsidiary debt may be traded on the secondary loan market, and the fair value of the Term Loan is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

Debt maturities are as follows:

(In thousands)
2012	$16,774
2013	24,991
2014[1]	387,133
2015	214
2016	200,000
Later years	—

[1]
The Credit Facility Term Loan matures on May 1, 2014, which is six months prior to the maturity of the company's 7½% Senior Notes, unless the company refinances, or otherwise extends, the maturity of the 7½% Senior Notes by such date. If the 7½% Senior Notes are refinanced or extended, $33 million and $215 million of Credit Facility Term Loan maturities will be extended to 2015 and 2016, respectively.

Total cash payments for interest were $51 million, $46 million and $51 million in 2011, 2010 and 2009, respectively.
CREDIT FACILITY
In July 2011, CBL, the company's main operating subsidiary, entered into an amended and restated senior secured credit facility ("Credit Facility") using the proceeds to retire CBL's Preceding Credit Facility (defined below) and purchase $133 million of the CBII's 8 7/8% Senior Notes due in 2015 in a tender offer at 103.333% of their par value. The company called the remaining $44 million of the 8 7/8% Senior Notes for redemption in August 2011 at 102.958% of their par value, using the remainder of the proceeds from the Credit Facility together with available cash to redeem them. Expenses of $11 million in 2011 are included in "Other income (expense), net" on the Consolidated Statements of Income and "Loss on debt extinguishment, net" on the Consolidated Statements of Cash Flow and are related to the refinancing activity. The expenses included the write-off of $4 million of remaining deferred financing fees from the Preceding Credit Facility and the 8 7/8% Senior Notes and $6 million total premiums paid to retire the 8 7/8% Senior Notes. The amounts in "Other income (expense), net" in 2010 relate to the company's repurchase of a portion of the Senior Notes more fully described below.
The Credit Facility includes a $330 million senior secured term loan ("Term Loan") and a $150 million senior secured revolving facility ("Revolver") both maturing July 26, 2016. However, the Credit Facility will mature on May 1, 2014, which is six months prior to the maturity of the company's 7½% Senior Notes, unless the company repays, refinances, or otherwise extends, the maturity of the 7½% Senior Notes by such date. The Term Loan and the Revolver can be increased by up to an aggregate of $50 million at the company's request, under certain circumstances.
The Term Loan bears interest, at the company's election, at a rate of LIBOR plus 3.00% to 3.75% or a "Base Rate" plus 2.00% to 2.75%, the spread in each case depending on CBII's leverage ratio. The "Base Rate" is the higher of the administrative agent's prime rate or the federal funds rate plus 0.50%. Through December 6, 2011, the terms of the Credit Facility set the annual interest rate for the Term Loan at LIBOR plus 3.00% (3.25% based on September 30, 2011 LIBOR). Based upon the CBII leverage ratio, it reset to LIBOR plus 3.25% (3.56% on December 7, 2011). Subject to the early maturity provision described above, the Term Loan requires quarterly principal repayments of $4 million beginning September 30, 2011 through June 30, 2013 and quarterly principal repayments of $8 million beginning September 30, 2013 through March 31, 2016, with any remaining principal balance due at June 30, 2016 subject to the early maturity clause described above. The Term Loan may be repaid without penalty, but amounts repaid under the Term Loan may not be reborrowed.
The Revolver bears interest, at the company's election, at a rate of LIBOR plus 2.75% to 3.50% or a "Base Rate" plus 1.75% to 2.50%, the spread in each case depending on CBII's leverage ratio. The company is required to pay a commitment fee on the daily unused portion of the Revolver of 0.375% to 0.50% depending on CBII's leverage ratio. Based upon the CBII leverage ratio, the borrowing rate under the Revolver would be either LIBOR plus 3.00% or "Base Rate" plus 2.00% and the commitment fee would be 0.375%. The Revolver has a $100 million sublimit for letters of credit, subject to a $50 million sublimit for non-U.S. currency letters of credit. At December 31, 2011, there were no borrowings under the Revolver other than having used $26 million to support letters of credit, leaving an available balance of $124 million. In January 2012, the company borrowed $30 million under the revolving credit facility to fund seasonal working capital needs and repaid the balance during February 2012.
The Credit Facility contains two financial maintenance covenants, a CBL (operating company) leverage ratio (debt divided by EBITDA, each as defined in the Credit Facility) that is no higher than 3.50x and a fixed charge ratio (the sum of CBL's EBITDA plus Net Rent divided by Fixed Charges, each as defined in the Credit Facility) that is at least 1.15x, which are substantially the same as the Preceding Credit Facility. The Credit Facility's financial covenants exclude changes in generally accepted accounting principles effective after December 31, 2010. EBITDA, as defined in the Credit Facility, excludes certain non-cash items including stock compensation and impairments. Fixed Charges, as defined in the Credit Facility, includes interest payments and distributions by CBL to CBII other than for normal overhead expenses, net rent and net lease expense. Net rent and net lease expense, as defined in the Credit Facility, exclude the estimated portion of ship charter costs that represents normal vessel operating expenses. Debt for purposes of the leverage covenant includes subsidiary debt plus letters of credit outstanding and synthetic leases ($61 million at December 31, 2011), which are operating leases under generally accepted accounting principles, but are capital leases for tax purposes. At December 30, 2011, the company was in compliance with the financial covenants of the Credit Facility.
CBL's obligations under the Credit Facility are guaranteed on a senior secured basis by CBII and all of CBL's material domestic subsidiaries. The obligations under the Credit Facility are secured by substantially all of the assets of CBL and its domestic subsidiaries, including trademarks, 100% of the stock of substantially all of CBL's domestic subsidiaries and no more than 65% of the stock of CBL's direct material foreign subsidiaries. CBII's obligations under its guarantee are secured by a pledge of the stock of CBL. The Credit Facility also places similar customary limitations as the Preceding Credit Facility on the ability of CBL and its subsidiaries to incur additional debt, create liens, dispose of assets and make investments and capital expenditures, as well as limitations on CBL's ability to make loans, distributions or other transfers to CBII. However, payments to CBII are permitted: (i) whether or not any event of default exists or is continuing under the Credit Facility, for all routine operating expenses in connection with the company's normal operations and to fund certain liabilities of CBII, including interest and principal payments on the Senior Notes (defined below), Convertible Notes and any notes used to refinance existing Senior Notes and Convertible Notes, and (ii), subject to no continuing event of default and compliance with the financial covenants, for other financial needs, including (A) payment of dividends and distributions to the company's shareholders and (B) repurchases of the company's common stock. The Credit Facility also eased certain restrictions that were contained in the Preceding Credit Facility over the company's ability to carry out mergers and acquisitions. Based on the company's December 31, 2011 covenant ratios, distributions to CBII, other than for normal overhead expenses and interest on the company's Senior Notes and Convertible Notes, were limited to approximately $70 million. The Credit Facility also requires that the net proceeds of significant asset sales be used within 180 days to prepay outstanding amounts, unless those proceeds are reinvested in the company's business.
7½% AND 8 7/8% SENIOR NOTES
As described above, the 8 7/8% Senior Notes were retired in 2011. In December 2011, the company redeemed $50 million of the 7½% Senior Notes due 2014 at 101.250% of their par value, (plus interest to the redemption date) incurring less than $1 million of expense in 2011 for call premiums and deferred financing fee write-offs. The company previously repurchased a total of $94 million ($11 million in 2010, $28 million in 2009 and $55 million in 2008) of the 7½% Senior Notes and $47 million ($2 million in 2010, $9 million in 2009 and $36 million in 2008) of the 8 7/8% Senior Notes in the open market at a small discount. These repurchases resulted in a small extinguishment loss, including the write off of deferred financing fees and transaction costs.
The 7½% Senior Notes are callable, in whole or from time to time in part at 101.25% of par value and at par value after November 1, 2012. The indentures for the 7½% Senior Notes contain covenants that limit the ability of the company and its subsidiaries to incur debt and issue preferred stock, dispose of assets, make investments, pay dividends or make distributions in respect of the company's capital stock, create liens, merge or consolidate, issue or sell stock of subsidiaries, enter into transactions with certain shareholders or affiliates, and guarantee company debt. These covenants are generally less restrictive than the covenants under the Credit Facility or the prior CBL Facility.
4.25% CONVERTIBLE SENIOR NOTES
In February 2008, the company issued $200 million of Convertible Notes. The Convertible Notes provided approximately $194 million in net proceeds, which were used to repay a portion of the prior CBL Facility (discussed below). Interest on the Convertible Notes is payable semiannually in arrears at a rate of 4.25% per annum, beginning August 15, 2008. The Convertible Notes are unsecured, unsubordinated obligations of the parent company and rank equally with the 7½% Senior Notes.
The Convertible Notes are convertible at an initial conversion rate of 44.5524 shares of common stock per $1,000 in principal amount, equivalent to an initial conversion price of approximately $22.45 per share of common stock. The conversion rate is subject to adjustment based on certain dilutive events, including stock splits, stock dividends and other distributions (including cash dividends) in respect of the common stock.
Holders of the Convertible Notes may tender their notes for conversion between May 15 and August 14, 2016, in multiples of $1,000 in principal amount, without limitation. Prior to May 15, 2016, holders may tender their Convertible Notes for conversion under the following circumstances: (i) in any quarter, if the closing price of Chiquita common stock during 20 of the last 30 trading days of the prior quarter was above 130% of the conversion price ($29.18 per share based on the initial conversion price); (ii) if a specified corporate event occurs, such as a merger, recapitalization or issuance of certain rights or warrants; (iii) within 30 days of a “fundamental change,” which includes a change in control, merger, sale of all or substantially all of the company's assets, dissolution or delisting; (iv) if during any 5-day trading period, the Convertible Notes are trading at less than 98% of the value of the shares into which the notes could otherwise be converted, as defined in the notes; or (v) if the company calls the Convertible Notes for redemption.
Upon conversion, the Convertible Notes may be settled in shares, in cash or any combination thereof, at the company's option, unless the company makes an “irrevocable net share settlement election,” in which case any Convertible Notes tendered for conversion will be settled in a cash amount equal to the principal portion together with shares of the company's common stock to the extent that the obligation exceeds such principal portion. Although the company initially reserved 11.8 million shares for issuance upon conversions of the Convertible Notes, the company's current intent and policy is to settle any conversion of the Convertible Notes as if it had elected to make the net share settlement.
Subject to certain exceptions, if the company undergoes a “fundamental change,” as defined in the notes, each holder of Convertible Notes will have the option to require the company to repurchase all or a portion of such holder's Convertible Notes. In the event of a fundamental change, the repurchase price will be 100% of the principal amount of the Convertible Notes to be purchased, plus accrued and unpaid interest, plus certain make-whole adjustments, if applicable. Any Convertible Notes repurchased by the company will be paid in cash.
Beginning February 19, 2014, the company may call the Convertible Notes for redemption if the common stock trades above 130% of the applicable conversion price ($29.18 based on the initial conversion price) for at least 20 of the 30 trading days preceding the redemption notice.
The company's Convertible Notes are required to be accounted for in two components: (i) a debt component included in “Long-term debt, net of current portion” recorded at the issuance date representing the estimated fair value of a similar debt instrument without the debt-for-equity conversion feature; and (ii) an equity component included in “Capital surplus” representing the issuance date estimated fair value of the conversion feature. This separation results in the debt being carried at a discount, which is accreted to the principal amount of the debt component using the effective interest rate method over the expected life of the Convertible Notes (through the maturity date).
To estimate the fair value of the debt component, the company discounted the principal balance to result in an effective interest rate of 12.50% for each of the years ended December 31, 2011, 2010 and 2009. The fair value of the equity component was estimated as the difference between the full principal amount and the estimated fair value of the debt component, net of an allocation of issuance costs and income tax effects. These were Level 3 fair value measurements (described in Note 12) and will be reconsidered in the event that any of the Convertible Notes are converted.
The carrying amounts of the debt and equity components of the Convertible Notes, are as follows:

	December 31,
(In thousands)	2011	2010
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(56,633)	(65,239)
Net carrying amount of debt component	$143,367	$134,761

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2011 and 2010, the the Convertible Notes' “if-converted” value did not exceed their principal amount because the company's common stock price was below the conversion price of the Convertible Notes.

The interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2011	2010	2009
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	505
Amortization of discount on the debt component	8,606	7,623	6,753
	$17,575	$16,592	$15,758
PRECEDING CREDIT FACILITY
The Credit Facility replaced the remaining portion of the previous $350 million senior secured credit facility ("Preceding Credit Facility") that consisted of a $200 million senior secured term loan (the "Preceding Term Loan") and a $150 million senior secured revolving credit facility (the "Preceding Revolver").
At the company's election, the interest rate for the Preceding Term Loan was based on LIBOR plus a spread based on CBII's leverage ratio and was 4.06% and 4.00% at December 31, 2010 and 2009, respectively. The Preceding Term Loan required quarterly principal repayments of $2.5 million through March 31, 2010 and required $5 million thereafter for the life of the loan, with any remaining balance to be paid upon maturity at March 31, 2014. Repurchases of the Senior Notes in 2010, 2009 and 2008 did not affect the financial maintenance covenants of the Preceding Credit Facility because they were repurchased by CBL as permitted investments until retired in 2011 under the terms of the Credit Facility and therefore, do not affect the financial maintenance covenants.
There were no borrowings under the Preceding Revolver other than using $23 million and $22 million to support letters of credit leaving an available balance of $127 million and $128 million at December 31, 2010 and 2009, respectively. The company was required to pay a fee of 0.50% per annum on the daily unused portion of the Preceding Revolver. The Preceding Revolver contained a $100 million sub-limit for letters of credit, subject to a $50 million sub-limit for non-U.S. currency letters of credit.